KRONOS WORLDWIDE, INC. ANNOUNCES
RESULTS OF ANNUAL STOCKHOLDER MEETING

DALLAS, TEXAS – May 14, 2009 – Kronos Worldwide, Inc. (NYSE:  KRO) announced that its stockholders re-elected each of its seven directors for terms of one year at the annual stockholder meeting held today.  Kronos Worldwide’s directors are:  Cecil H. Moore, Jr., Keith R. Coogan, George E. Poston, Glenn R. Simmons, Harold C. Simmons, R. Gerald Turner and Steven L. Watson.

Kronos Worldwide, Inc. is a major international producer of titanium dioxide pigments.

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